UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 5, 2026
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2026, Ring Energy, Inc. (the “Company”) granted a restricted stock unit (“RSUs”) award for 317,460 RSUs (the “RSU Inducement Award”) and a performance stock unit (“PSUs”) award for 476,190 PSUs (for which up to 952,380 shares may be earned) (the “PSU Inducement Award” and with the RSU Inducement Award, the “Inducement Awards”) to Sonu Johl, Executive Vice President, Chief Financial Officer and Treasurer of the Company, the material terms of which were previously disclosed. The Company and Mr. Johl also entered into (i) a Restricted Stock Unit Inducement Award Agreement, dated March 5, 2026 (the “RSU Agreement”) and (ii) a Performance Stock Unit Inducement Award Agreement, dated March 5, 2026 (the “PSU Agreement”), pursuant to which the Inducement Awards were granted. The RSU Inducement Award will vest in three equal annual installments, subject to Mr. Johl’s continued employment with the Company on the relevant vesting date. The PSU Inducement Award has a performance period of January 1, 2026 to December 31, 2028, subject to performance goals and continued service through December 31, 2028. The PSU Inducement Award will vest as to fifty percent of the PSUs based on the Company’s total shareholder return in relation to its peer group and fifty percent will vest based on the Company’s annual cash return on capital employed meeting certain hurdles.

The foregoing description of the RSU Agreement and the PSU Agreement are qualified in their entirety by the terms of the RSU Agreement and the PSU Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 6, 2026, the Company issued a press release reporting the grant of the Inducement Awards. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Restricted Stock Unit Inducement Award Agreement dated March 5, 2026 between Ring Energy, Inc. and Sonu Johl
10.2	Performance Stock Unit Inducement Award Agreement dated March 5, 2026 between Ring Energy, Inc. and Sonu Johl
99.1	Press Release dated March 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	March 6, 2026	By:	/s/ Paul D. McKinney
Paul D. McKinney
Chairman and Chief Executive Officer